SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 12 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2003

BioProgress Technology International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-24736	88-0361701
(State or other jurisdiction ofincorporation)	(Commission file number)	(IRS employer identification number)

9055 Huntcliff Trace, Atlanta, Georgia	30350-1735

(Address of principal executive offices)	(Zip Code)

(770) 649-1133

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 5 Pages

(Exhibit Index appears on page 2)

Item 5.    Other Events

On May 20, 2003 BioProgress Technology International, Inc. (the “Company”) announced that it had received the written consent of shareholders holding in excess of 50% of the issued and outstanding common stock of the Company and therefore the previously announced merger (the “Merger”) with BioProgress Holdings, Inc. to accomplish the reincorporation into the United Kingdom is expected to occur at 5:00 p.m. New York City time on May 21, 2003, upon filing of articles of merger with the Secretary of State of the State of Nevada.

Additional information is included in the press release issued by the Company on May 20, 2003, attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibit No.	Description

	99.1	Press Release dated May 20, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.

Date: May 20, 2003	By: /s/ BARRY J. MUNCASTER
Name: Barry J. Muncaster Title: President

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Exhibit 99.1

Press Release

BioProgress Announces Shareholder Consent to Reincorporation into the United Kingdom

ATLANTA, GA (May 20, 2003)—BioProgress Technology International, Inc. (OTC BB: BPRG) (the “Company”), announces today that it has received the written consent of shareholders holding in excess of 50% of its outstanding shares of common stock to the previously announced corporate reorganization. Through a merger (the “Merger”) of the Company with BioProgress Holdings Inc., a wholly-owned subsidiary of BioProgress PLC, a newly incorporated public company registered in England and Wales, BioProgress PLC will become the new parent company of the Company. At the effective time of the Merger, shareholders of the Company’s common stock will have their shares converted into the same number of ordinary shares (and in the same proportion) in BioProgress PLC as they currently own in the Company. BioProgress PLC has made an application to have its ordinary shares admitted to trading on the Alternative Investment Market of the London Stock Exchange. Dealings in the ordinary shares is expected to commence in London on May 22, 2003.

Now that shareholder approval has occurred, the Company expects the Merger will occur on May 21, 2003 at 5:00 p.m. New York City time upon the filing of articles of merger with the Secretary of State of Nevada. At such time the Company’s common stock will no longer be traded in the United States on the Over the Counter Bulletin Board operated by the National Association of Securities Dealers.

Shareholders of the Company do not need to do anything with their share certificates as such certificates will automatically become certificates representing ordinary shares of BioProgress PLC. Shareholders who hold shares in the Company through their broker or other nominee, should contact their broker or other nominee to discuss arrangements for the holding and trading of BioProgress PLC ordinary shares following admission to the Alternative Investment Market of the London Stock Exchange.

BioProgress has registered the issue of its ordinary shares pursuant to the Merger on a Registration Statement on Form F-4 (the “Registration Statement”) which has been declared effective by the Securities and Exchange Commission. Further information on the Merger, the corporate reorganization in general and the business of the Company (including risks relating to the Merger and the Company’s business) can be found in, and shareholders of the Company should consult, the Registration Statement and the proxy statement/prospectus contained therein which is available on the Securities and Exchange Commission’s website at www.sec.gov. A copy of the proxy/statement prospectus has previously been mailed to all shareholders of record of the Company.

Contact Details

UK

BioProgress PLC Contact

Graham Hind, Managing Director

Hostmoor Avenue

March Cambs, PE15 0AX

United Kingdom

Tel: +44 (0) 1354 655 674

Fax: +44 (0) 1354 657 800

Email: bjm@bioprogress.com

Email: grahamhind@bioprogress.com

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USA

Company Contact and Investor Relations

Larry C. Shattles, Executive Vice President,

BioProgress Technology International, Inc.,

P.O. Box 500127

Atlanta, GA 31150

Tel: +1 (770) 649 1133

Fax: +1 (770) 594 8613

Email: lcs@bioprogress.com

Email: cbb@bioprogress.com

Rest of the World

Media Contact and Investor Relations for the rest of the World:

Henry Harrison-Topham

Bankside Consultants Limited

St. Mary Abchurch House

123 Cannon Street

London EC4N 5AU

Tel: +44 (0) 207 444 4140

Fax: +44 (0) 207 444 4184

Email: henry.ht@bankside.com

Statements included in this press release which are not historical in nature, are intended to be, and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended by Public Law 104-67 and provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements may be identified by words including “anticipate,” “believe,” “intends,” “estimates,” “expects,” and similar expressions. The Company cautions readers that forward-looking statements, including without limitation those relating to the Company’s future business prospects are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

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